September 2022 Corporate Deck Exhibit 99.1

Forward Looking Statements This presentation includes forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to a number of risks and uncertainties, the outcome of which could materially and/or adversely affect actual future results and the trading price of our common stock. These forward-looking statements are based on current assumptions that involve risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: our ability to successfully commercialize VONJO as a treatment for myelofibrosis patients with severe thrombocytopenia; our projections regarding the rate and degree of market acceptance and clinical utility of VONJO our expectations regarding the sufficiency of our cash resources, planned cash expenditures, sources of cash flows and other projections, commercialization costs, product manufacturing and sales, research and development expenses, general and administrative expenses and additional losses; our ability to obtain funding for our operations; our ability to conduct and successfully complete our PACIFICA and other clinical trials in our currently anticipated timeframes, including risks relating to potential delays in clinical trials caused by the COVID-19 pandemic and risks relating to the conditional approval of VONJO; potential increases in patient morbidity and/or mortality in clinical trials due to the COVID-19 pandemic; our ability to develop, obtain regulatory approval of and commercialize VONJO for other indications; failure of clinical trials to demonstrate the safety and efficacy of VONJO for additional indications; potential increases in government price controls or other restrictions on pricing, reimbursement and access to drugs; adverse conditions in the general domestic and global economic markets, including instability due to the pandemic and/or social unrest; and those risks more fully discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly reports on Form 10-Q. These forward-looking statements speak only as of the date hereof and we assume no obligation to update these forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements. Please see our SEC reports for additional risks that may impact our ability to successfully achieve the objectives set forth in our forward-looking statements.   ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION.

CTI Overview

- **VONJO® (pacritinib) first FDA-approved treatment for cytopenic myelofibrosis**
  - VONJO (pacritinib) is an inhibitor of JAK2, IRAK1 and ACVR1, while sparing JAK1
  - Indicated for the treatment of adults with myelofibrosis with a platelet counts below 50 x 10^9/L
  - Product label allows for use in all lines of therapy, including treatment-naïve MF patients
  - Accelerated approval based on data from the PERSIST-2 trial, the only randomized trial specifically designed to study patients with cytopenic myelofibrosis (baseline platelet counts ≤100 x 10^9/L)*
- **Commercial launch underway**
  - VONJO net product revenue in 2Q22 of $12.3M (first full quarter)
  - Fully funded launch; $60 million payment from DRI Healthcare received on approval
  - VONJO in NCCN® Clinical Practice Guideline for Myeloproliferative Neoplasms regardless of platelet count[1]
- **$3B potential total addressable market in myelofibrosis[2] by 2026**
  - Compelling VONJO product label
  - Significant patient pool of myelofibrosis have cytopenias (thrombocytopenia and anemia)
- **CTI continues to explore new indications and development opportunities**

*Continued approval may depend on demonstrating a clinical benefit in the PACIFICA trial. 1. NCCN® Clinical Practice Guidelines for Myeloproliferative Neoplasms V2 2022. 2. Evaluate Pharma, 2019 US Sales by Indication.

©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION.
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Cytopenic Patients are the Largest Segment of MF 1. Evaluate Pharma, 2019 US Sales by Indication. 2. Prevalent population. 3. Masarova et al. Leukemia Research 2020;91:106338. 4. Nicolosi M, et al. Leukemia. 2018;32:1254-1258. 5. Harrison CN, et al. Leukemia 2016;30:1701-1707. 6. In a randomised Phase 3 trial. VONJO is indicated for the treatment of adult patients with intermediate or high-risk primary or secondary (post-polycythemia vera or post-essential thrombocythemia) myelofibrosis with a baseline platelet count of <50 × 109/L. ~$3B Potential MF Market by 20261 ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Anemia5 0 10 20 30 40 50 60 70 Diagnosis ≤1 year >1 year Patients, % Pacritinib is the only drug studied in a Cytopenic MF population5 Platelet Count3 (x 109/L) Up to 2/3rd of the 21,000 MF population2 is cytopenic ~ 14K patients have platelet count <100 x 109/L ~ 7K patients have platelet count <50 x 109/L Other cytopenic MF characteristics Hemoglobin <10 g/dL RBC transfusions requirement Enlarged spleen Constitutional symptoms Both thrombocytopenia and anemia lead to shortened survival3,4 VONJO is the only agent specifically studied in cytopenic MF6

The Needs of the Myelofibrosis Market

REAL WORLD JAKAFI DOSING IN MF 2020[2] (N=2,721)



28%
33%
17%
18%
4%
5 mg BID
10 mg BID
15 mg BID
20 mg BID
25 mg BID

Ruxolitinib Prescribing Information[3]
"Based on limited clinical data, long-term maintenance at a 5 mg twice daily dose has not shown responses and continued use at this dose should be limited to patients in whom the benefits outweigh the potential risks."

MF TREATERS SATISFACTION WITH JAKAFI BY DOSE[1]



Neutral to Not Satisfied Rating from HCPs (%)
22%
47%
0%
10%
20%
30%
40%
50%
15-20 mg BID ruxolitinib
5-10 mg BID ruxolitinib

1. Data on file: ATU research among 100 MF treaters conducted by Kantar, 2021. 2. TriNetX, Dataworks US EMR Database, December 2020. 3. JAKAFI U.S. Package Insert (September 2021).

©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION.
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The Unique Profile of VONJO

VONJO is a JAK2 and IRAK1 inhibitor, with sparing of JAK1[1-6]



JAK-STAT PATHWAY
TLR/IL1R-IRAK1 PATHWAY
JAK1
JAK2/
JAK2V617F
INHIBITION
IRAK1
STAT
STAT
NFκB
STAT
Proinflammatory Cytokines
Hematopoietic Growth Factors
Proinflammatory Cytokines
Hematopoietic Growth Factors
INHIBITION
Thrombocytopenia
Immunosuppression
Cytopenias
Reduction in splenomegaly, myelosuppressions, cytokine production, and bone marrow fibrosis (potentially countering the impact of JAK2 inhibition on cytopenias)

1. Jarocha J, et al. Blood 2018;132(Supplement 1):2559. 2. Mascarenhas J, et al. Haematologica 2017;102(2):327-335. 3. Singer J, et al. Abstract #1874. Oral presentation ASH 2014. 4. Fisher D, et al. Leukemia 2019;33(8):1978-1995. 5. Lai HY, et al. Blood Adv 2019;3(2):122-131. 6. Balka KR, et al. J Leukoc Biol. 2019;105(2):339-351. Pacritinib exhibits inhibitory activity against additional cellular kinases (such as CSF1R and IRAK1), although the clinical relevance of this activity is unknown.

©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION.
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VONJO: Now Approved in the U.S. ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. U.S. Prescribing Information for VONJO (pacritinib) February 2022. REMS = Risk Evaluation and Mitigation Strategies programs. www.vonjo.com U.S. Prescribing Information Overview No Black Box Warning or REMS Program

VONJO: Proven Safety in Cytopenic Myelofibrosis VONJO has a predictable and manageable safety profile in PERSIST-2 (platelet counts ≤100 × 109/L) ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Most Common Adverse Reactions Warnings and Precautions Hemorrhage Diarrhea Thrombocytopenia Prolonged QT interval Risk of infection Another JAK-inhibitor has increased risk of major adverse cardiac events, thrombosis, secondary malignancies and infections VONJO is granted accelerated approval for the treatment of adult patients with intermediate or high-risk primary or secondary (post-polycythemia vera or post-essential thrombocythemia) myelofibrosis with a baseline platelet count of <50 × 109/L. U.S. Prescribing Information for VONJO (pacritinib) February 2022. For patients treated with VONJO 200 mg twice daily, 44% had a baseline platelet count of <50 × 109/L and the median hemoglobin was 9.7 g/dl

PACIFICA: Our Confirmatory Clinical Trial ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. SVR, ≥35% spleen volume reduction; TSS, ≥50% reduction in total symptom score. SVR powering assumes the response rate is 3% in the P/C treatment arm, 19% in the pacritinib arm. TSS powering assumes the response rate is 14% in the P/C treatment arm and 27% in the pacritinib arm. *Enrollment projections are under evaluation and are likely to change in light of the COVID-19 pandemic and conflict in Europe. Co-Primary Endpoints: SVR at 24 Weeks TSS at 24 Weeks 2:1 Randomization N=399 Primary or Secondary Myelofibrosis Severe Thrombocytopenia Platelet count <50 x 109/L VONJO 200 mg BID Physician’s Choice (P/C) Study powering (two-sided Type 1 error of 0.05) SVR - >99% power to detect at least a 16% difference between the treatment arms TSS - >85% power to detect at least a 13% difference between the treatment arms Data expected mid-2026*

PERSIST-2: The Quintessential Study of Cytopenic MF[1]

PERSIST-2 is the only randomized, active-controlled, Phase 3 study in patients with platelet counts ≤100 x 10^9/L[1]



Primary or Secondary Myelofibrosis
Platelet count ≤100 x 10⁹/L
Prior JAK2i therapy allowed
1:1:1 Randomization N=311
VONJO 200 mg BID (N=104)
VONJO 400 mg QD (N=107)
Best Available Therapy (N=100)
Co-Primary Endpoints:
SVR (≥35%) at 24 weeks
TSS Reduction (≥50%) at 24 weeks

1. Mascarenhas J, et al. *JAMA Oncol.* 2018;4(5):652-659. SVR, spleen volume reduction; TSS, total symptom score.

©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION.
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VONJO: A Potential Best in Class Treatment for Reducing Spleen Size in Cytopenic Myelofibrosis ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Median Percentage Change from Baseline in Spleen Volume at Week 24 in Patients with Platelet Counts <50 × 109/L Percentage of ITT Patients with Platelet Counts <50 × 109/L Achieving SVR ≥35% From Baseline to Week 24 Percentage of Patients SVR = spleen volume reduction. U.S. Prescribing Information for VONJO (pacritinib) February 2022; Mascarenhas J, et al, JAMA Oncology 2018;4:652-659. Pacritinib 200 mg BID (N=31) Best Available Therapy (N=32)

VONJO: A Potential Best in Class Treatment for Symptom Relief in Cytopenic Myelofibrosis ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Median Percent Change From Baseline in Modified MFSAF v2.0 at Week 24 in Patients With <50 × 109/L Platelet Counts Percentage of ITT Patients with Platelet Counts <50 x 109/L Achieving ≥50% Reduction in Modified TSS MFSAF v2.0 from Baseline to Week 24 Percentage of Patients TSS = Total symptom score. Data on file.. No conclusions regarding the benefits or risks of VONJO can be established based on these data from PERSIST-2. These data are not included in the VONJO Prescribing Information. Pacritinib 200 mg BID (N=31) Best Available Therapy (N=32)

The Anemia Benefit of VONJO (PERSIST-2) BAT=best available therapy; BID=twice daily; BL=baseline; Hgb=hemoglobin; PAC=pacritinib; RBC=red blood cell. 1. Mascarenhas J, et al. JAMA Oncol. 2018;4(5):652-659. 2. Gale RP, et al. Leuk Res. 2011;35:8-11. Among pts with baseline Hgb <10 g/dL, increase of Hgb by ≥2.0 g/dL or RBC transfusion independence for ≥8 weeks prior (IWG criteria) Clinical improvement in Hgb from baseline at week 241 Transfusion burden decline from baseline at week 241 Transfusion burden declined over time1 Percentage of Patients Percentage of Patients Units per Month, median Among RBC transfusion-dependent pts at baseline (Gale criteria2), any reduction in rate of transfusion Among pts who received ≥1 RBC transfusion on study

Platelet Count Levels Through Week 24 Hemoglobin Levels Through Week 24 VONJO Demonstrates Hematologic Stability (PERSIST-2) Date on file. Supportive care was permitted on the BAT arm. No conclusions regarding the benefits or risks of VONJO can be established based on these data from PERSIST-2. These data are not included in the VONJO Prescribing Information. ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Patients were platelet transfusion independent at baseline and received no platelets transfusions on study (up to Week 24) Patients were RBC transfusion independent at baseline and received no RBC transfusions on study (up to Week 24)

Pacritinib is a Highly Potent Inhibitor of ACVR1 1. Oh S, et al. SOHO 2022; Poster MPN-145. ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION.

Anemia Benefit of Pacritinib Potentially Related to Inhibition of ACVR1 and IRAK-1 ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. 1. Oh S, et al. SOHO 2022; Abstract MPN-145.

Pacritinib Improves Transfusion Independence (TI)

PACRITINIB (PERSIST-2)
Transfusion Independence (TI) in non-Ti patients


Percentage of Patients who achieved TI
30%
25%
20%
15%
10%
5%
0%
27%
5%
Pacritnib 200mg BID (N=26)
BAT (N=19)

Patients with an available 24-week visit (evaluable) who were non-TI (any red blood cell [RBC] transfusions in 90 days prior to the first dose or a baseline hemoglobin <8 g/dL). TI was defined as no RBC transfusions and no hemoglobin level <8 g/dL over any 12-week period through week 24.

Momelotinib (Momentum)
Improvement in TI and transfusion rate among patients who required RBC transfusions at baseline


P=0.0064 (Noninferior)
Transfusion Independence Rate (%)
35
30
25
20
15
10
5
0
13%
31%
15%
20%
Baseline
Week 24
Baseline
Week 24
Momelotinib (N=130)
Danazol (N=65)

TI defined as absence of transfusions in the terminal 12 weeks of the 24-week randomization period, and all hemoglobin levels during the 12-week interval of ≥8 g/dL.

Data shown for illustrative purposes only, no head-to-head comparative studies have been conducted. BAT=Best available therapy included ruxolitinib and hydrea. Oh S, et al. *SOHO 2022*; Abstract MPN-145, Mesa, R, et al. *ASCO 2022*; Mascarenhas J, et al. *JAMA Oncol*. 2018;4(5):652-659.

©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION.
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The VONJO Commercial Launch is Underway ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Field Deployment Market Segmentation Coverage and Access The VONJO Launch is Fully Funded and Underway Payors recognize the unmet need Expanding coverage to label Part of NCCN® treatment guidelines 80% of patients 4,700 prescribers 1,200 accounts Location 60% community 40% academic Well defined unmet need 59 key account managers 7 regional business directors 6 payer field team (contracted) 8 medical science liaisons

VONJO: Included in NCCN Oncology Guidelines Pacritinib recommendations include first- and second-line usage1 Treatment for all high-risk myelofibrosis patients (first- and second-line) with platelet counts <50 x 109/L who are not candidates for transplant Second-line treatment for lower-risk and higher-risk myelofibrosis patients with platelet counts ≥50 x 109/L who are not candidates for transplant. VONJO is the only approved JAK inhibitor recommended by NCCN® for myelofibrosis patients regardless of platelet counts ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. 1. NCCN® Clinical Practice Guidelines for Myeloproliferative Neoplasms V2 2022.

The Key Drivers for VONJO Launch Success ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Building Awareness Educate on the prevalence of cytopenic myelofibrosis Discuss the challenges faced in treating cytopenic myelofibrosis patients Raise awareness of the limitations of current therapies Demonstrate VONJO’s unique profile and ease of administration at full dose Driving Adoption Execute in-person and virtual promotional activities Leverage peer to peer education Targeted digital promotion Optimizing Patient Access CTI Access, a comprehensive patient support program High-touch support from experienced oncology case managers Robust financial assistance programs for eligible patients www.CTIaccess.com

VONJO: Optimizing Cytopenic MF Therapy ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Potential Best in Class Benefit Only JAK inhibitor to demonstrate meaningful clinical benefit in cytopenic myelofibrosis Also inhibits IRAK1 and ACVR1 Safe, simple and effective Convenient Dosing Oral medication Full dose therapy in the cytopenic setting Median dose of 400mg, 100% Minimal dose modifications Attractive Hematologic Profile Platelet count stability, even in severe thrombocytopenia setting Clinical improvement and stability of hemoglobin levels Strong Clinical Value Proposition – Safe, Simple, Effective VONJO is a kinase inhibitor indicated for the treatment of adults with intermediate or high-risk primary or secondary (post-polycythemia vera or post-essential thrombocythemia) myelofibrosis with a platelet count below 50 × 109/L. Prescribing Information for VONJO (pacritinib) February 2022

Our Strong Financial Position ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Fully funded launch and commercialization *Assumes all preferred stock has been converted to common stock. Preferred stock has equivalent economic value to common stock. Balance Sheet 06/30/2022 12/31/2021 Cash, Cash Equivalents and Short-Term Investments $95.9 M $65.4 M Debt $50.0 M $50.0 M Common/Preferred Stock Outstanding (as converted) 162,344 M* 152,087 M*

CTI: Ready for Successful Commercialization ©2022 CTI BIOPHARMA. CONFIDENTIAL INFORMATION. Strong Financial Position Fully funded commercial launch $95.9 M cash at end of 2Q22 Well Defined Market Compelling product label Safe, simple and effective Substantial market opportunity Leading the Way in Cytopenic Myelofibrosis VONJO Now Approved VONJO: Potential Best in Class Therapy for Cytopenic Myelofibrosis www.vonjo.com VONJO is a kinase inhibitor indicated for the treatment of adults with intermediate or high-risk primary or secondary (post-polycythemia vera or post-essential thrombocythemia) myelofibrosis with a platelet count below 50 × 109/L.

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